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                       Securities and Exchange Commission
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 30, 2000
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                                 ALKERMES, INC.
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             (Exact Name of Registrant as Specified in its Charter)

  Pennsylvania                       0-19267                          23-2472830
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(State or Other                  (Commission File                  (IRS Employer
Jurisdiction of Incorporation)       Number)                 Identification No.)

           64 Sidney Street
            Cambridge, MA                             02139-4136
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        (Address of Principal                          (Zip Code)
         Executive Offices)

                                 (617) 494-0171
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5. OTHER EVENTS

     On March 30, 2000, Alkermes, Inc. amended the Purchase Agreement by and among Alkermes, Inc. and the several Initial Purchasers named in Schedule A thereto in order to extend the period of time which the Initial Purchasers have to exercise the option to purchase an additional $50 million of Convertible Subordinated Notes due 2007 from 45 days to 60 days from the date of the Purchase Agreement. The amendment is attached as Exhibit 99.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits

          99   Amendment No. 1 to Purchase Agreement dated March 30, 2000


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   ALKERMES, INC.

                                                   By: /s/ James M. Frates
                                                       -------------------------
Date: March 31, 2000                                   James M. Frates
                                                       Vice President and Chief
                                                       Financial Officer


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                                 ALKERMES, INC.

                           CURRENT REPORT ON FORM 8-K

                                  EXHIBIT INDEX

EXHIBIT NO.         EXHIBIT

99                  Amendment No. 1 to Purchase Agreement dated March 30, 2000


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